Commitments	6 Months Ended
Dec. 31, 2022
Commitments [Abstract]
Commitments
Note 17. Commitments

As at 31 December 2022, the Group had commitments of $243,591,000 (30 June 2022 $346,623,000) which are payable in instalments from January 2023 to December 2023. These commitments include committed capital expenditure on infrastructure and long-term purchase contracts in relation to mining hardware. As at 31 December 2022, total Group commitments excludes shipping and taxes.

In July 2021, IE CA 5 Holdings Ltd., an unencumbered subsidiary of the Group, entered into a $400,000,000 binding hardware purchase agreement with Bitmain.

This contract reflects $225,018,000 of total commitments at 31 December 2022 (30 June 2022: $316,160,000).

Subsequent to 31 December 2022, the Group signed an agreement with Bitmain to utilize all of the mining hardware prepayments and settle all committed contractual outflows under this agreement. See note 20 for further information.